FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending April 19, 2005

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   13-April-05

Housing Loan Collection Period      10-Jan-05 to 09-Apr-05
                                  (inclusive)  (inclusive)

Days in Collection Period             90

Coupon Period          19-Jan-05      to         19-Apr-05
                       (inclusive)             (exclusive)

Days in Coupon Period  		      90

3 month BBSW
at beginning of coupon period         	   5.40670%
3 Month USD-LIBOR      			   2.67000%
Foreign Exchange Rate  0.62354525564

Available Income       			4,760,848.12
Total Available Funds  			4,760,848.12
Accrued Interest Adjustment           	0.00
Redraws Made This Period                9,060,774.49
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			275,944.06
Total Payments         			3,343,041.13
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	219,328,555.95
Principal Collections  			210,267,781.46
Excess Available Income               	1,417,806.99
Excess Collections Distribution       	1,417,806.99
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	193,594,354.81
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.0000%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    8,975.4302         63.0524
Class B   0.00   24,475.9972        179.5926

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A                 0.00         0.00000%         1.00000
Class B                 0.00         0.00000%
RFS                     0.00              	      0.00000
                        0.00         0.00000%         0.00000%

Stated Amount - USD                Bond Factor
Class A                 0.00         0.0000000
Class B                 0.00         0.0000000
RFS                     0.00
                        0.00

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th April 2005
                Number     Current    Instalment   % by     % by
               of Loans    Balance     Amount $   Number   Balance

Current              0            0          0    0.00%     0.00%
1 - 29 Days          0            0          0    0.00%     0.00%
30 - 59 Days         0            0          0    0.00%     0.00%
60 - 89 days         0            0          0    0.00%     0.00%
90 - 119 Days        0            0          0    0.00%     0.00%
120 - 149 Days       0            0          0    0.00%     0.00%
150 - 179 Days       0            0          0    0.00%     0.00%
180+ Days            0            0          0    0.00%     0.00%
TOTAL                0            0          0    0.00%     0.00%


$A
Scheduled principal     		$          3,533,680
Unscheduled principal   		$        206,734,101
Principal Collections   		$        210,267,781

Fixed Interest Rate Housing Loan        $                  0
Variable Rate Housing Loans             $                  0
                        		$                  0






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: April 19, 2005
By:    /s/ Raman Bhalla


Name: Raman Bhalla

Title:   Principal Accounting Officer